Exhibit 99.2

Supplemental Operating and Financial Information

September 30, 2004

Supplemental Information

Table of Contents

September 30, 2004

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 32 to 38 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	9/30/04

Summary

Dollars in thousands, except per share amounts

	Three Months Ended
	09/30/04	09/30/03	Change F/(U)
Operations
Rental and other revenues from continuing operations	$114,260	$121,755	$(7,495)
Rental property expense from continuing operations	41,693	42,974	1,281

Net operating income from continuing operations	$72,567	$78,781	$(6,214)

Rental and other revenues from discontinued operations	$1,467	$3,184	$(1,717)
Rental property expense from discontinued operations	736	1,399	663

Net operating income from discontinued operations	$731	$1,785	$(1,054)

Equity in earnings of unconsolidated affiliates	2,631	1,081	1,550
General and administrative	10,089	6,750	(3,339)
G&A as a % of rental and other revenues and equity in earnings of unconsolidated affiliates	8.5%	5.4%	-3.1%
EBITDA calculation
Net income	$21,559	$32,084	$(10,525)
Addback depreciation and amortization	33,545	34,886	(1,341)
Addback depreciation and amortization from unconsolidated affiliates	2,432	1,880	552
Addback interest expense	27,796	36,266	(8,470)
Addback interest expense from unconsolidated affiliates	3,243	2,260	983

EBITDA	$88,575	$107,376	$(18,801)

Interest expense from continuing operations	$27,796	$36,123	$8,327
Interest expense from discontinued operations	—	143	143
Interest expense from unconsolidated affiliates	3,243	2,260	(983)
EBITDA/Interest expense	2.85	2.79	0.06
EBITDA/Interest expense + preferred dividends	2.49	2.44	(0.05)
Net income	$21,559	$32,084	$(10,525)
Funds from operations allocable to common shares	43,196	44,804	(1,608)
Per share - diluted:
Net (loss)/income	$0.26	$0.46	$(0.20)
Funds from operations	0.80	0.84	(0.04)
Dividends paid	0.425	0.425	—
Dividends paid as % of funds from operations	53.1%	50.6%	-2.5%

	09/30/04	09/30/03	Change
Capitalization
Market capitalization:
Long-term debt	$1,600,627	$1,771,490	(170,863)
Financing obligations	62,992	125,687	(62,695)
Market value of equity	1,850,132	1,799,692	50,440

Total market capitalization	$3,513,751	$3,696,869	$(183,118)

	09/30/04	09/30/03	Change F/(U)
Portfolio
Total In-Service Square Footage	34,453,000	37,071,000	(2,618,000)
Occupancy	83.2%	82.4%	0.8%
Same Property NOI (GAAP basis)	$67,618	$68,308	$(690)

Highwoods Properties, Inc.	i	9/30/04

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Ronald P. Gibson

William E. Graham Jr.

Lawrence S. Kaplan

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Willard H. Smith Jr.

John L. Turner

F. William Vandiver, Jr.

Senior Management Team

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Gene H. Anderson

Senior Vice President and Director

Michael F. Beale

Senior Vice President

Robert G. Cutlip

Senior Vice President

W. Brian Reames

Senior Vice President

Carman J. Liuzzo

Vice President, Investments and Strategic Analysis

Mack D. Pridgen III

Vice President, General Counsel and Secretary

Terry L. Stevens

Vice President, Chief Financial Officer and Treasurer

Research Coverage

Banc of America Securities

Daniel Oppenheim - 212-847-5733

Davenport & Company, LLC

Rob Norfleet - 804-780-2170

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

KeyBanc Capital Markets

Frank Greywitt - 216-443-4795

Legg Mason

David Fick - 410-454-5018

Morgan Stanley Dean Witter

Gregory Whyte - 212-761-6331

Prudential Equity Group

Jim Sullivan - 212-778-2515

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

UBS Warburg

Keith Mills - 212-713-3098

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	ii	9/30/04

Corporate Information

Divisional Offices

Atlanta/Piedmont Triad

Gene H. Anderson - Regional Manager

Atlanta, GA

Gene H. Anderson, Senior Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Regional Manager

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Stephen A. Meyers, Vice President

Raleigh/Richmond

Robert G. Cutlip - Regional Manager

Raleigh, NC

Robert G. Cutlip, Senior Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Charlotte/Memphis/Nashville

W. Brian Reames - Regional Manager

Nashville, TN

W. Brian Reames, Senior Vice President

Charlotte, NC

Thomas F. Cochran, Senior Vice President

Memphis, TN

Steven Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE	Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Sr. Director, Investor Relations

Phone: 919-431-1529

Fax: 919-876-6929

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Investor Relations Coordinator at:

Phone: 919-875-6717 or 800-256-2963

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of September 30, 2004, the Company owned or had an interest in 525 in-service office, industrial and retail properties encompassing approximately 41.4 million square feet. Highwoods also owns approximately 1,200 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

Highwoods Properties, Inc.	iii	9/30/04

Consolidated Statements of Income

Dollars in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/04	09/30/03	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Rental and other revenues	$351,088	$372,968	$114,260	$117,546	$119,282	$125,429	$121,755
Operating expenses:
Rental property	127,438	129,157	41,693	41,978	43,767	46,064	42,974
Depreciation and amortization	103,109	105,394	33,419	34,194	35,496	34,571	34,050
Impairment of assets held for use	500	—	500	—	—	—	—
General and administrative	28,625	18,382	10,089	7,869	10,667	6,887	6,750

Total operating expenses	259,672	252,933	85,701	84,041	89,930	87,522	83,774
Interest expense:
Contractual	80,222	90,407	25,636	27,371	27,215	29,119	29,955
Amortization of deferred financing costs	2,851	3,490	782	925	1,144	915	1,690
Financing obligations	7,497	13,516	1,378	1,426	4,693	4,175	4,478

	90,570	107,413	27,796	29,722	33,052	34,209	36,123
Other income/(expense):
Interest and other income	4,970	4,470	1,735	1,481	1,754	1,713	1,425
Settlement of bankruptcy claim	14,435	—	14,435	—	—	—	—
Loss on debt extinguishments	(12,457)	(14,653)	—	(12,457)	—	—	—
Gain on extinguishment of co-venture obligation	—	16,301	—	—	—	—	16,301

	6,948	6,118	16,170	(10,976)	1,754	1,713	17,726

Income/(loss) before disposition of property, co-venture expense, minority interest and equity in earnings of unconsolidated affiliates	7,794	18,740	16,933	(7,193)	(1,946)	5,411	19,584
Gains on disposition of property, net	17,783	7,970	2,308	14,405	1,070	4,346	5,556
Co-venture expense	—	(4,588)	—	—	—	—	(333)
Minority Interest in the Operating Partnership	(914)	(261)	(1,491)	(137)	714	(439)	(1,965)
Equity in earnings of unconsolidated affiliates	5,464	3,607	2,631	1,549	1,284	1,345	1,081

Income from continuing operations	30,127	25,468	20,381	8,624	1,122	10,663	23,923
Discontinued operations:
Income from discontinued operations, net of minority interest	1,167	2,878	548	231	388	448	730
Gain/(loss) on sale of discontinued operations, net of minority interest	609	8,331	630	(3,457)	3,436	156	7,431

	1,776	11,209	1,178	(3,226)	3,824	604	8,161

Net income	31,903	36,677	21,559	5,398	4,946	11,267	32,084
Dividends on preferred stock	(23,139)	(23,139)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income available for/(loss attributable to) common stockholders	$8,764	$13,538	$13,846	$(2,315)	$(2,767)	$3,554	$24,371

Net (loss)/income per common share - basic:
Income/(loss) from continuing operations	$0.13	$0.05	$0.24	$0.02	$(0.12)	$0.06	$0.31
Income/(loss) from discontinued operations	$0.03	$0.21	$0.02	$(0.06)	$0.07	$0.01	$0.15

Net income/(loss)	$0.16	$0.26	$0.26	$(0.04)	$(0.05)	$0.07	$0.46

Weighted average common shares outstanding - basic	53,274	52,931	53,373	53,274	53,174	52,965	52,734

Net (loss)/income per common share - diluted:
Income/(loss) from continuing operations	$0.13	$0.04	$0.24	$0.02	$(0.12)	$0.06	$0.31
Income/(loss) from discontinued operations	$0.03	$0.21	$0.02	$(0.06)	$0.07	$0.01	$0.15

Net income/(loss)	$0.16	$0.25	$0.26	$(0.04)	$(0.05)	$0.07	$0.46

Weighted average common shares outstanding - diluted	54,005	53,438	54,002	53,274	53,174	53,773	53,358

Highwoods Properties, Inc.	Page 1	9/30/04

Statement of Funds from Operations

Dollars in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/04	09/30/03	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Funds from operations:
Net income	$31,903	$36,677	$21,559	$5,398	$4,946	$11,267	$32,084
Dividends to preferred shareholders	(23,139)	(23,139)	(7,713)	(7,713)	(7,713)	(7,713)	(7,713)

Net income/(loss) applicable to common shares	8,764	13,538	13,846	(2,315)	(2,767)	3,554	24,371
Add/(Deduct):
Depreciation and amortization of real estate assets	100,979	103,241	32,649	33,512	34,818	33,897	33,230
Gain/(loss) on disposition of depreciable real estate assets	(17,883)	(4,728)	(1,729)	(16,235)	81	(3,949)	(4,489)
Minority interest in income from operations	914	261	1,491	137	(714)	439	1,965
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	6,352	5,571	2,372	2,001	1,979	1,707	1,820
Discontinued operations:
Depreciation and amortization of real estate assets	1,105	2,824	126	442	537	668	836
Gain/(loss) on sale, net of minority interest	(4,465)	(8,444)	(630)	(399)	(3,436)	(156)	(7,431)
Minority interest in income from discontinued operations	135	367	63	27	45	53	90

Funds from operations before amounts allocable to minority interest	95,901	112,630	48,188	17,170	30,543	36,213	50,392
Minority interest in funds from operations	(10,000)	(12,727)	(4,992)	(1,793)	(3,215)	(3,913)	(5,588)

Funds from operations applicable to common shares	$85,901	$99,903	$43,196	$15,377	$27,328	$32,300	$44,804

Funds from operations per share - diluted
Net (loss)/income applicable to common shares	$0.16	$0.25	$0.26	$(0.04)	$(0.05)	$0.07	$0.46
Add/(Deduct):
Depreciation and amortization of real estate assets	1.87	1.93	0.60	0.62	0.64	0.63	0.62
Gain/(loss) on disposition of depreciable real estate assets	(0.33)	(0.08)	(0.03)	(0.30)	—	(0.08)	(0.09)
Minority interest in income from operations	0.02	0.01	0.03	—	(0.01)	0.01	0.04
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.12	0.10	0.04	0.04	0.03	0.03	0.03
Discontinued operations:
Depreciation and amortization of real estate assets	0.02	0.05	—	0.01	0.01	0.01	0.02
Gain/(loss) on sale, net of minority interest	(0.08)	(0.16)	(0.01)	(0.01)	(0.06)	—	(0.14)
Minority interest in income from discontinued operations	—	0.01	—	—	—	—	—

Funds from operations before amounts allocable to minority interest	1.78	2.11	0.89	0.32	0.56	0.67	0.94
Minority interest in funds from operations	(0.19)	(0.24)	(0.09)	(0.03)	(0.06)	(0.07)	(0.10)

Funds from operations applicable to common shares	$1.59	$1.87	$0.80	$0.29	$0.50	$0.60	$0.84

Dividend payout data:
Dividends paid per common share/common unit - diluted:	$1.275	$1.435	$0.425	$0.425	$0.425	$0.425	$0.425

Funds from operations	80.2%	76.7%	53.1%	146.6%	85.0%	70.8%	50.6%

Weighted average shares outstanding - diluted	54,005	53,438	54,002	53,875	54,137	53,773	53,358

Impairment adjustments included in funds from operations applicable to common shares in dollars	$(3,905)	$(288)	$(448)	$(3,457)	$—	$—	$—

Impairment adjustments included in funds from operations applicable to common shares per share	$(0.07)	$(0.01)	$(0.01)	$(0.06)	$—	$—	$—

Highwoods Properties, Inc.	Page 2	9/30/04

Statement of Cash Available for Distribution

Dollars in thousands, except per share amounts

	Nine Months Ended 09/30/04	Three Months Ended 09/30/04
Reconciliation of net cash provided by operating activities to cash available for distribution:
Net cash provided by operating activities	$129,336	$53,560
Add/(deduct):
Preferred dividends	(23,139)	(7,713)
Amortization of deferred compensation	(1,878)	(814)
Amortization of accumulated other comprehensive loss	(582)	(175)
Loss on debt extinguishments	(12,457)	—
Equity in earnings of unconsolidated affiliates	5,464	2,631
Loss/gain on disposition of land	(100)	579
Depreciation and amortization of unconsolidated affiliates	6,352	2,372
Changes in financing obligations	(1,429)	353
Changes in operating assets and liabilities	5,841	(553)
Changes in deferred rent receivable	(5,898)	(1,752)
Building improvements paid	(7,539)	(2,835)
Second generation tenant improvements paid	(31,205)	(12,396)
Second generation lease commissions paid	(13,282)	(4,152)

Cash available for distribution	$(49,484)	$(29,105)

Reconciliation of funds from operations to cash available for distribution:
Funds from operations before amounts allocable to minority interest	$95,901	$48,188
Add/(deduct):
Rental income from straight-line rents	(5,898)	(1,752)
Depreciation of non-real estate assets	2,130	770
Impairment charges	4,356	500
Amortization of deferred financing costs	2,851	782
Retirement compensation expense – non-cash portion	2,170	—
Non-incremental revenue generating capital expenditures:
Building improvements paid	(7,539)	(2,835)
Second generation tenant improvements paid	(31,205)	(12,396)
Second generation lease commissions paid	(13,282)	(4,152)

	(52,026)	(19,383)

Cash available for distribution	$49,484	$29,105

Dividend payout data:
Dividends paid per common share/common unit	$1.275	$0.425

Cash available for distribution	155.0%	87.8%

Weighted average shares/units outstanding - diluted	60,155	60,135

Highwoods Properties, Inc.	Page 3	9/30/04

Consolidated Balance Sheets

Dollars in thousands

	09/30/04	06/30/04	03/31/04	12/31/03
Assets:
Real estate assets, at cost:
Land and improvements	$402,475	$401,300	$402,691	$424,701
Buildings and tenant improvements	2,938,899	2,916,449	2,919,711	3,085,061
Development in process	14,431	23,027	9,574	7,485
Land held for development	189,214	186,635	184,847	189,841
Furniture, fixtures and equipment	22,140	22,133	21,950	21,818

	3,567,159	3,549,544	3,538,773	3,728,906
Less-accumulated depreciation	(584,348)	(558,382)	(534,684)	(539,700)

Net real estate assets	2,982,811	2,991,162	3,004,089	3,189,206
Property held for sale	69,011	86,553	266,718	101,002
Cash and cash equivalents	20,468	11,672	17,637	21,551
Restricted cash	4,927	4,903	5,989	4,602
Accounts receivable, net	14,896	14,253	13,452	18,176
Notes receivable	9,802	10,705	10,779	10,066
Accrued straight-line rents receivable	60,873	58,276	61,475	58,912
Investment in unconsolidated affiliates	78,709	79,540	69,630	62,417
Other assets:
Deferred leasing costs	108,986	104,797	101,254	102,661
Deferred financing costs	16,972	16,081	19,484	19,286
Prepaid expenses and other	12,174	13,261	11,341	10,443

	138,132	134,139	132,079	132,390
Less- accumulated amortization	(63,484)	(58,541)	(57,158)	(55,299)

Other assets, net	74,648	75,598	74,921	77,091

Total Assets	$3,316,145	$3,332,662	$3,524,690	$3,543,023

Liabilities and Stockholders’ Equity:
Mortgages and notes payable	$1,600,627	$1,603,485	$1,790,039	$1,717,765
Accounts payable, accrued expenses and other liabilities	113,617	117,530	98,224	101,608
Financing obligations	62,992	63,345	62,994	124,063
Co-venture obligation	—	—	—	—

Total Liabilities	1,777,236	1,784,360	1,951,257	1,943,436
Minority interest	119,775	121,008	123,901	127,776
Stockholders’ Equity:
Preferred stock	377,445	377,445	377,445	377,445
Common stock	537	537	536	535
Additional paid-in capital	1,415,459	1,415,295	1,414,108	1,408,888
Distributions in excess of net earnings	(366,543)	(357,561)	(332,443)	(306,938)
Accumulated other comprehensive loss	(3,003)	(3,141)	(3,525)	(3,650)
Deferred compensation	(4,761)	(5,281)	(6,589)	(4,469)

Total Stockholders’ Equity	1,419,134	1,427,294	1,449,532	1,471,811

Total Liabilities and Stockholders’ Equity	$3,316,145	$3,332,662	$3,524,690	$3,543,023

Ratios
Total Debt/Total Assets	48.3%	48.1%	50.8%	48.5%

Highwoods Properties, Inc.	Page 4	9/30/04

Estimated Net Asset Value

September 30, 2004

Dollars in thousands, except per share amounts

The information on this Page is provided to assist in the calculation of Net Asset Value using a range of Capitalization rates and In-Place Net Operating Income among other Factors. It is not intended to be an asset by asset valuation.

Office	8.75%	9.00%	9.25%
Retail	7.75%	8.00%	8.25%
Industrial/Other	8.75%	9.00%	9.25%

Weighted average	8.65%	8.90%	9.15%
Wholly Owned Properties Net Operating Income YTD 1/ 2/
Office 3/ 4/ 5/ 6/	$176,488	$176,488	$176,488
Retail	18,987	18,987	18,987
Industrial/Other	19,257	19,257	19,257

Total Net Operating Income	$214,732	$214,732	$214,732
Wholly Owned Properties Net Operating Income Annualized
Office	$235,317	$235,317	$235,317
Retail	25,316	25,316	25,316
Industrial/Other	25,676	25,676	25,676

Total Net Operating Income	$286,309	$286,309	$286,309
Wholly Owned Properties Capitalized Value
Office	$2,689,341	$2,614,637	$2,543,971
Retail	326,658	316,450	306,861
Industrial/Other	293,440	285,289	277,578

	$3,309,439	$3,216,376	$3,128,410

Highwoods’ Share of Joint Ventures
Net Operating Income YTD	$18,939	$18,939	$18,939

Net Operating Income Annualized	$25,252	$25,252	$25,252
Capitalization Rates	8.75%	9.00%	9.25%

Capitalized Value	$288,594	$280,578	$272,995

Value of Highwoods Preserve at $80 per square foot 7/	$51,200	$51,200	$51,200

Total In-Service Property Value	$3,649,233	$3,548,154	$3,452,605

Value of Other income
Annualized Development, Leasing and Management Fees	$3,600	$3,600	$3,600
Capitalization Rate	20%	20%	20%

Value of Other income	$18,000	$18,000	$18,000

Add Other assets:
Development Pipeline Investment	$9,213	$9,213	$9,213
Property Held for Sale, at Net Sales Price	89,301	89,301	89,301
Land held for development at Book Value	189,214	189,214	189,214
Cash and cash equivalents	20,468	20,468	20,468
Restricted cash	4,927	4,927	4,927
Accounts receivable, net	14,896	14,896	14,896
Notes receivable	9,802	9,802	9,802

Other assets total	$337,821	$337,821	$337,821

Gross Value of Assets	$4,005,054	$3,903,975	$3,808,426

Deductions:
Total Liabilities 8/	$1,691,242	$1,691,242	$1,691,242
Preferred stock	377,445	377,445	377,445
Highwoods’ Share of Joint Ventures Liabilities	255,527	255,527	255,527

Estimated Net Asset Value	$1,680,840	$1,579,761	$1,484,212

Total diluted common shares and operating units	60,129	60,129	60,129

Estimated Net Asset Value Per Share	$27.95	$26.27	$24.68

1/	Excludes straight-line rent of $6.5 million and the intra period impact of the net operating income related to acquisitions and dispositions

2/	Excludes $1.5 million of expenses related to land

3/	Added back the $1.4 million operating loss at Highwoods Preserve

4/	Deducted $53,000 for the operating income on the completed but not stabilized development projects

5/	Deducted $5.1 million of NOI related to previously consolidated Orlando CBD properties

6/	Excludes $14.4 million WorldCom settlement proceeds

7/	Highwoods Preserve is a 640,000 square foot office campus in Tampa that Worldcom vacated 12/31/02. The $80/SF is based on the original "as is" appraisal.

8/	Excludes financing obligations and $22.8 million debt associated with the consolidated 20% owned joint venture property (Harborview)

Highwoods Properties, Inc.	Page 5	9/30/04

Combined Financial Information

Highwoods Properties and Unconsolidated Joint Ventures

Dollars in thousands

	Highwoods Properties Inc.	Highwoods’ Share of Joint Ventures	Total
	(see pages 32 - 34)
Statement of Operations:
For the three months ended September 30, 2004
Revenue:
Rental and other revenues	$114,260	$13,213	$127,473
Expenses:
Rental property expense	41,693	5,334	47,027
Depreciation and amortization	33,419	2,432	35,851
Impairment of assets held for use	500	—	500
General and administrative	10,089	—	10,089
Interest expense:
Contractual	25,636	3,243	28,879
Amortization of deferred financing costs	782	—	782
Financing obligations	1,378	—	1,378

	27,796	3,243	31,039
Other income/expense	16,170	—	16,170

Income before disposition of property, co-venture expense, minority interest and equity in earnings of unconsolidated affiliates	$16,933	$2,204	$19,137

Net income	$21,559	2,631	$24,190
Deduct equity in earnings of unconsolidated affiliates	(2,631)	—	(2,631)
Addback depreciation and amortization	33,545	2,432	35,977
Addback interest expense	27,796	3,243	31,039

EBITDA	$80,269	$8,306	$88,575
EBITDA /Interest Expense			2.85

For the nine months ended September 30, 2004
Revenue:
Rental and other revenues	$351,088	$32,727	$383,815
Expenses:
Rental property expense	127,438	13,788	141,226
Depreciation and amortization	103,109	6,531	109,640
Impairment of assets held for use	500	—	500
General and administrative	28,625	—	28,625
Interest expense:
Contractual	80,222	8,049	88,271
Amortization of deferred financing costs	2,851	—	2,851
Financing obligations	7,497	—	7,497

	90,570	8,049	98,619
Other income/expense	6,948	—	6,948

Income before disposition of property, co-venture expense, minority interest and equity in earnings of unconsolidated affiliates	$7,799	$4,359	$12,153

Net income	$31,903	$5,464	$37,367
Deduct equity in earnings of unconsolidated affiliates	(5,464)	—	(5,464)
Addback depreciation and amortization	104,214	6,531	110,745
Addback interest expense	90,570	8,049	98,619

EBITDA	$221,223	$20,044	$241,267
EBITDA /Interest Expense			2.39

As of September 30, 2004
Balance Sheet Information:
Total Assets 1/	$3,237,436	$364,118	$3,601,554
Debt	1,600,627	235,839	1,836,466
Total Liabilities	1,777,236	255,527	2,032,763
Total Debt/Total Assets			51.0%

1/	Excludes investment in unconsolidated affiliates

Highwoods Properties, Inc.	Page 6	9/30/04

Components of Discontinued Operations

Dollars in thousands, except per share amounts

	Nine Months Ended		Three Months Ended
	09/30/04	09/30/03	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Rental and other revenues	$5,160	$11,253	$1,467	$1,648	$2,045	$2,389	$3,184
Operating expenses:
Rental property	2,768	4,229	736	951	1,081	1,245	1,399
Depreciation and amortization	1,105	2,824	126	442	537	668	836
Interest expense	—	1,000	—	—	—	—	143

Total operating expenses	3,873	8,053	862	1,393	1,618	1,913	2,378

Interest and other income	15	45	6	3	6	25	14

	15	45	6	3	6	25	14

Income before gain/(loss) on disposition of depreciable assets and minority interest	1,302	3,245	611	258	433	501	820
Minority interest	(135)	(367)	(63)	(27)	(45)	(53)	(90)

Income from discontinued operations, net of minority interest	1,167	2,878	548	231	388	448	730

Gain/(loss) on disposition of discontinued operations	682	9,372	703	(3,856)	3,835	175	8,359
Minority Interest	(73)	(1,041)	(73)	399	(399)	(19)	(928)

Gain on disposition of discontinued operations, net of minority interest	609	8,331	630	(3,457)	3,436	156	7,431

Total discontinued operations	$1,776	$11,209	$1,178	$(3,226)	$3,824	$604	$8,161

Highwoods Properties, Inc.	Page 7	9/30/04

Capitalization

Dollars, shares, and units in thousands

	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Long-Term Debt (see page 9 & 10):	$1,600,627	$1,580,685	$1,790,039	$1,717,765	$1,771,490
Finance Obligations:	$62,992	$63,345	$62,994	$124,063	$125,687
Preferred Stock:
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	53,713	53,716	53,631	53,474	53,103
Minority interest partnership units	6,128	6,146	6,146	6,203	6,505

Total shares and units outstanding	59,841	59,862	59,777	59,677	59,608

Stock price at period end	$24.61	$23.50	$26.21	$25.40	$23.86
Market value of equity	$1,850,132	$1,784,202	$1,944,200	$1,893,241	$1,799,692

Total market capitalization with debt and obligations	$3,513,751	$3,428,232	$3,797,233	$3,735,069	$3,696,869

See pages 32 to 38 for information regarding Highwoods’ Joint Ventures

Highwoods Properties, Inc.	Page 8	9/30/04

Long-Term Debt Summary

Dollars in thousands

	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Balances Outstanding:
Secured:
Conventional fixed rate	$745,524	$748,740	$751,894	$755,049	$631,203
Variable rate debt	50,803	54,945	204,845	68,709	68,780
Conventional fixed rate 1/	22,800	22,800	22,800	22,800	22,800
Variable rate debt 2/	—	—	—	136,207	136,207

Secured total	$819,127	$826,485	$979,539	$982,765	$858,990

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$560,000	$560,000	$806,500
Variable rate debt	120,000	120,000	120,000	120,000	20,000
Credit facility	201,500	197,000	130,500	55,000	86,000

Unsecured total	$781,500	$777,000	$810,500	$735,000	$912,500

Total	$1,600,627	$1,603,485	$1,790,039	$1,717,765	$1,771,490

Average Interest Rates:
Secured:
Conventional fixed rate	7.2%	7.2%	7.2%	7.2%	7.5%
Variable rate debt	3.7%	3.1%	3.1%	3.1%	3.2%
Conventional fixed rate 1/	6.1%	6.1%	6.1%	6.1%	6.1%
Variable rate debt 2/	—	—	—	3.2%	3.1%

Secured total	6.9%	6.9%	6.3%	6.3%	6.4%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.3%	7.3%	7.4%
Variable rate debt	3.0%	2.9%	2.4%	2.5%	2.1%
Credit facility	2.2%	2.3%	2.1%	2.2%	2.3%

Unsecured total	5.4%	5.4%	5.8%	6.2%	6.8%

Average	6.2%	6.2%	6.1%	6.3%	6.6%

Capitalized Interest:	$334	$257	$115	$204	$276

Maturity Schedule:

	Future Maturities of Debt			Average Interest Rate
Year	Secured Debt 3/	Unsecured Debt	Total Debt 3/
Remainder of 2004	$—	$—	$—	—
2005	68,165	120,000	188,165	5.0%
2006	53,217	311,500	364,717	3.9%
2007	77,711	—	77,711	7.9%
2008	—	100,000	100,000	7.1%
2009	182,166	50,000	232,166	7.9%
2010	138,635	—	138,635	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	270,925	—	270,925	5.9%
Thereafter	5,508	200,000	205,508	7.5%

Total maturities	$819,127	$781,500	$1,600,627	6.2%

Weighted average maturity = 5.6 years

1/	Loan relates to the consolidated 20% owned joint venture property (Harborview).

2/	Loan relates to the consolidated 20% owned joint venture properties (MG-HIW, LLC).

3/	Excludes annual principal amortization

4/	Included in the $311.5 million of unsecured debt maturities is $201.5 million related to the credit facility which matures in 2006.

Highwoods Properties, Inc.	Page 9	9/30/04

Long-Term Debt Detail

Dollars in thousands

Lender	Rate	Maturity Date	Loan Balance 09/30/04	Undepreciated Book Value of Assets Secured
Secured Loans
Monumental Life Ins. Co.	7.8%	Nov-09	$174,135	$248,453
Northwestern	6.0%	Feb-13	142,349	184,957
Northwestern	7.8%	Nov-10	138,635	273,031
Mass Mutual	5.7%	Dec-13	127,500	186,248
NW Mutual Life	8.2%	Jan-07	65,660	138,120
GECC 1/	3.7%	Jan-06	46,986	81,901
Principal	8.6%	Apr-05	41,510	103,417
Principal	8.2%	Jul-05	26,655	69,361
Met Life 2/	6.1%	Oct-12	22,800	38,529
Aegon 3/	8.1%	Jun-07	5,798	22,167
Ohio National	8.0%	Nov-17	5,508	10,877
Lutheran	6.8%	Apr-09	4,048	7,573
Aegon 3/4/	3.8%	Jun-07	3,818	—
American General	7.9%	Dec-06	2,741	6,949
Assoc Retirement Trust Fund	8.0%	Jan-07	2,435	6,758
USG Annuity	7.7%	Feb-06	2,229	3,777
Security Life of Denver	8.9%	Aug-09	2,073	9,391
Southland Life Ins. Co.	8.8%	Aug-09	1,910	6,898
American United Life	9.0%	Jun-13	1,076	3,600
CUNA Mutual	8.0%	Sep-06	649	3,145
Members Life Ins	8.0%	Sep-06	612	3,246

	6.9%		$819,127	$1,408,398

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.3%		$460,000

1/	Floating rate loans based on one month libor.

2/	Loan relates to the consolidated 20% owned joint venture property (Harborview).

3/	These two loans are secured by the same assets.

4/	Floating rate loan based on ninety day libor.

Highwoods Properties, Inc.	Page 10	9/30/04

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Office Industrial & Retail
In-Service:
Office 2/	25,151,000	25,272,000	26,608,000	25,303,000	25,710,000
Industrial	7,992,000	7,992,000	8,092,000	8,092,000	9,934,000
Retail 3/	1,410,000	1,411,000	1,411,000	1,527,000	1,527,000

Total	34,553,000	34,675,000	36,111,000	34,922,000	37,171,000

Development Completed - Not Stabilized:
Office 2/	—	—	140,000	140,000	140,000
Industrial	350,000	—	—	—	60,000
Retail	—	—	—	—	—

Total	350,000	—	140,000	140,000	200,000

Development - In Process:
Office 2/	333,000	222,000	112,000	112,000	—
Industrial	—	350,000	350,000	350,000	350,000
Retail	—	—	—	—	—

Total	333,000	572,000	462,000	462,000	350,000

Total:
Office 2/	25,484,000	25,494,000	26,860,000	25,555,000	25,850,000
Industrial	8,342,000	8,342,000	8,442,000	8,442,000	10,344,000
Retail 3/	1,410,000	1,411,000	1,411,000	1,527,000	1,527,000

Total	35,236,000	35,247,000	36,713,000	35,524,000	37,721,000

Same Property
Office 2/	23,241,000	23,241,000	23,241,000	23,241,000	23,241,000
Industrial	7,932,000	7,932,000	7,932,000	7,932,000	7,932,000
Retail	1,410,000	1,410,000	1,410,000	1,410,000	1,410,000

Total	32,583,000	32,583,000	32,583,000	32,583,000	32,583,000

Percent Leased/Pre-Leased:
In-Service:
Office	80.9%	79.2%	79.2%	79.2%	79.4%
Industrial	88.4%	88.0%	86.5%	85.7%	88.0%
Retail	94.5%	93.4%	94.0%	96.3%	96.3%

Total	83.2%	81.8%	81.4%	81.5%	82.4%

Development Completed - Not Stabilized:
Office	100.0%	—	36.0%	36.0%	30.0%
Industrial	—	—	—	—	50.0%
Retail	—	—	—	—	—

Total	—	—	36.0%	36.0%	36.0%

Development - In Process:
Office	100.0%	100.0%	100.0%	100.0%	—
Industrial	—	100.0%	100.0%	100.0%	100.0%
Retail	—	—	—	—	—

Total	100.0%	100.0%	100.0%	100.0%	100.0%

Same Property
Office	81.1%	80.2%	80.3%	80.5%	80.3%
Industrial	88.5%	88.3%	87.0%	86.2%	85.7%
Retail	94.5%	93.5%	94.1%	96.8%	96.7%

Total	83.5%	82.7%	82.5%	82.6%	82.3%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Substantially all of our Office properties are located in suburban markets

3/	Excludes basement space in the Country Club Plaza property of 418,000 square feet.

Highwoods Properties, Inc.	Page 11	9/30/04

Portfolio Summary

(Continued)

As of September 30, 2004

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable			Percentage of Annualized Revenue 2/
	Square Feet		Occupancy	Office	Industrial	Retail	Total
Raleigh 3/	4,739,000		81.1%	15.8%	0.2%	—	16.0%
Atlanta	6,826,000		81.3%	11.7%	3.2%	—	14.9%
Tampa	4,221,000		66.1%	12.7%	—	—	12.7%
Kansas City	2,309,000	4/	92.4%	4.1%	0.0%	8.1%	12.2%
Nashville	2,870,000		93.4%	11.6%	—	—	11.6%
Piedmont Triad 5/	6,651,000		91.9%	6.1%	4.2%	—	10.3%
Richmond	1,835,000		92.0%	6.8%	—	—	6.8%
Memphis	1,216,000		82.1%	4.4%	—	—	4.4%
Charlotte	1,655,000		74.6%	4.1%	0.3%	—	4.4%
Greenville	1,318,000		79.5%	3.6%	0.1%	—	3.7%
Columbia	426,000		57.6%	1.0%	—	—	1.0%
Orlando	387,000		94.4%	1.6%	—	—	1.6%
Other	100,000		64.1%	0.4%	—	—	0.4%

Total	34,553,000		83.2%	83.9%	8.0%	8.1%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet	Occupancy	Percentage of Annualized Revenue 2/6/
			Office	Industrial	Retail	Multi-Family	Total
Raleigh 3/	5,194,000	82.6%	14.7%	0.2%	—	—	14.9%
Atlanta	7,661,000	81.8%	11.9%	2.9%	—	—	14.8%
Tampa	4,426,000	67.7%	11.7%	—	—	—	11.7%
Kansas City	2,737,000	92.3%	4.1%	0.0%	7.3%	—	11.4%
Nashville	2,870,000	93.4%	10.4%	—	—	—	10.4%
Piedmont Triad 5/	7,015,000	92.4%	5.9%	3.7%	—	—	9.6%
Richmond	2,248,000	93.4%	6.7%	—	—	—	6.7%
Orlando	2,069,000	89.5%	4.0%	—	—	—	4.0%
Charlotte	1,803,000	76.7%	3.8%	0.2%	—	—	4.0%
Memphis	1,216,000	82.1%	4.0%	—	—	—	4.0%
Des Moines	2,245,000	92.3%	3.0%	0.4%	0.1%	0.4%	3.9%
Greenville	1,318,000	79.5%	3.2%	0.1%	—	—	3.3%
Columbia	426,000	57.5%	0.9%	—	—	—	0.9%
Other	210,000	82.9%	0.4%	—	—	—	0.4%

Total	41,438,000	84.7%	84.7%	7.5%	7.4%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

3/	Raleigh Market = Raleigh, Durham, Research Triangle metropolitan area

4/	Excludes basement space in the Country Club Plaza property of 418,000 square feet

5/	Piedmont Triad Market = Greensboro, Winston-Salem metropolitan area

6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 35

Highwoods Properties, Inc.	Page 12	9/30/04

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of September 30, 2004

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,638,000	81.1%	19.0%	101,000	79.9%	2.2%
Tampa	4,221,000	66.1%	15.2%	—	—	—
Atlanta	3,575,000	81.7%	14.0%	3,251,000	80.7%	40.9%
Nashville	2,870,000	93.4%	13.8%	—	—	—
Richmond	1,835,000	92.0%	8.1%	—	—	—
Piedmont Triad	2,281,000	83.6%	7.3%	4,370,000	96.3%	52.6%
Memphis	1,216,000	82.1%	5.2%	—	—	—
Charlotte	1,492,000	75.0%	4.8%	163,000	70.0%	3.3%
Kansas City	895,000	88.9%	4.9%	4,000	100.0%	0.1%
Greenville	1,215,000	83.4%	4.3%	103,000	33.6%	0.9%
Columbia	426,000	57.6%	1.1%	—	—	—
Orlando	387,000	94.4%	1.9%	—	—	—
Other	100,000	64.1%	0.4%	—	—	—

	25,151,000	80.9%	100.0%	7,992,000	88.4%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,410,000	94.5%	100.0%

	1,410,000	94.5%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

3/	Excludes basement space in the Country Club Plaza property of 418,000 square feet

Highwoods Properties, Inc.	Page 13	9/30/04

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03
Atlanta	Rentable Square Feet	6,825,000	6,821,000	6,919,000	6,919,000	6,860,000
	Occupancy	81.3%	80.7%	78.8%	78.4%	80.7%
	Current Properties 2/	81.3%	80.7%	78.9%	78.5%	80.4%
Charlotte	Rentable Square Feet	1,655,000	1,655,000	1,655,000	1,655,000	1,727,000
	Occupancy	74.6%	73.9%	80.5%	79.6%	79.5%
	Current Properties 2/	74.6%	73.9%	80.5%	79.6%	78.5%
Columbia	Rentable Square Feet	426,000	426,000	426,000	426,000	426,000
	Occupancy	57.5%	57.9%	58.6%	57.9%	57.2%
	Current Properties 2/	57.5%	57.9%	58.6%	57.8%	57.2%
Greenville	Rentable Square Feet	1,319,000	1,319,000	1,319,000	1,318,000	1,318,000
	Occupancy	79.4%	78.8%	78.8%	80.2%	81.5%
	Current Properties 2/	79.4%	78.8%	78.8%	80.2%	81.5%
Kansas City 3/	Rentable Square Feet	2,308,000	2,310,000	2,309,000	2,433,000	2,512,000
	Occupancy	92.4%	91.4%	91.2%	92.7%	92.1%
	Current Properties 2/	92.4%	91.4%	91.2%	92.7%	92.6%
Memphis	Rentable Square Feet	1,216,000	1,216,000	1,216,000	1,216,000	1,216,000
	Occupancy	82.1%	82.0%	81.3%	81.0%	79.8%
	Current Properties 2/	82.1%	82.0%	81.3%	81.0%	79.8%
Nashville	Rentable Square Feet	2,870,000	2,870,000	2,870,000	2,869,000	2,865,000
	Occupancy	93.4%	91.7%	89.8%	91.5%	88.7%
	Current Properties 2/	93.4%	91.7%	89.8%	91.4%	88.7%
Orlando	Rentable Square Feet	387,000	387,000	1,656,000	299,000	299,000
	Occupancy	94.4%	52.9%	75.8%	44.9%	46.9%
	Current Properties 2/	94.4%	52.9%	54.6%	54.1%	44.3%
Piedmont Triad	Rentable Square Feet	6,652,000	6,652,000	6,685,000	6,688,000	8,208,000
	Occupancy	91.9%	91.1%	90.5%	90.0%	90.6%
	Current Properties 2/	91.9%	91.1%	91.0%	90.5%	89.4%
Raleigh	Rentable Square Feet	4,739,000	4,808,000	4,664,000	4,706,000	4,706,000
	Occupancy	81.1%	79.4%	80.9%	80.8%	79.7%
	Current Properties 2/	81.1%	79.4%	79.6%	79.4%	78.1%
Richmond	Rentable Square Feet	1,835,000	1,835,000	1,851,000	1,852,000	2,526,000
	Occupancy	92.0%	89.7%	90.9%	91.5%	92.8%
	Current Properties 2/	92.0%	89.7%	91.0%	91.6%	90.5%
Tampa	Rentable Square Feet	4,221,000	4,277,000	4,443,000	4,441,000	4,408,000
	Occupancy	66.1%	65.9%	63.7%	63.4%	64.2%
	Current Properties 2/	66.1%	65.9%	66.1%	65.8%	66.7%

Total 4/	Rentable Square Feet	34,453,000	34,576,000	36,013,000	34,822,000	37,071,000
	Occupancy	83.2%	81.8%	81.4%	81.5%	82.4%

	Current Properties 2/	83.2%	81.8%	81.7%	81.7%	81.4%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Only properties that were owned and in-service on September 30, 2004 are included for each quarter shown.

3/	Excludes basement space in the Country Club Plaza property of 418,000 square feet.

4/	Excludes 100,000 square foot building located in South Florida

Highwoods Properties, Inc.	Page 14	9/30/04

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	9/30/04 2/	6/30/04 3/	3/31/04 4/	12/31/03	09/30/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	219	230	209	179	225	212
Rentable square footage leased	1,368,577	1,375,372	1,191,746	962,636	1,074,270	1,194,520
Square footage of Renewal Deals	703,003	1,011,662	673,551	614,969	629,353	726,508
Renewed square footage (% of total)	51.4%	73.6%	56.5%	63.9%	58.6%	60.8%
New Leases square footage (% of total)	48.6%	26.4%	43.5%	36.1%	41.4%	39.2%
Average per rentable square foot over the lease term:
Base rent	$16.68	$17.64	$17.43	$16.12	$17.34	$17.04
Tenant improvements	(1.27)	(1.09)	(1.57)	(1.09)	(1.54)	(1.31)
Leasing commissions 5/	(0.64)	(0.52)	(0.58)	(0.64)	(0.55)	(0.59)
Rent concessions	(0.37)	(0.27)	(0.63)	(0.35)	(0.24)	(0.37)

Effective rent	14.40	15.76	14.65	14.04	15.01	14.77
Expense stop	(5.32)	(5.25)	(5.70)	(5.35)	(5.45)	(5.41)

Equivalent effective net rent	$9.08	$10.51	$8.95	$8.69	$9.56	$9.36

Average term in years	3.7	4.3	4.8	4.1	5.5	4.5

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$9,455,102	$8,908,277	$10,063,665	$5,355,637	$9,120,612	$8,580,658
Rentable square feet	1,368,577	1,375,372	1,191,746	962,636	1,074,270	1,194,520

Per rentable square foot	$6.91	$6.48	$8.44	$5.56	$8.49	$7.18

Leasing Commissions:
Total dollars committed under signed leases 5/	$2,969,620	$2,878,161	$2,747,400	$2,102,659	$2,175,162	$2,574,600
Rentable square feet	1,368,577	1,375,372	1,191,746	962,636	1,074,270	1,194,520

Per rentable square foot	$2.17	$2.09	$2.31	$2.18	$2.02	$2.16

Total:
Total dollars committed under signed leases	$12,424,721	$11,786,438	$12,811,064	$7,458,296	$11,295,774	$11,155,259
Rentable square feet	1,368,577	1,375,372	1,191,746	962,636	1,074,270	1,194,520

Per rentable square foot	$9.08	$8.57	$10.75	$7.75	$10.51	$9.34

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Includes 128K square feet of leases that start in 2006 or later

3/	Includes 100K square feet of leases that start in 2006 or later

4/	Includes 72K square feet of leases that start in 2006 or later

5/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 15	9/30/04

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	9/30/04 1/	06/30/04	03/31/04	12/31/03	09/30/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	34	7	32	36	22	26
Rentable square footage leased	285,706	820,933	630,829	1,131,281	638,376	701,425
Square footage of Renewal Deals	246,797	642,011	448,003	968,879	555,933	572,325
Renewed square footage (% of total)	86.4%	78.2%	71.0%	85.6%	87.1%	81.6%
New Leases square footage (% of total)	13.6%	21.8%	29.0%	14.4%	12.9%	18.4%
Average per rentable square foot over the lease term:
Base rent	$4.73	$4.11	$3.67	$3.79	$3.52	$3.96
Tenant improvements	(0.33)	(0.31)	(0.17)	(0.08)	(0.20)	(0.22)
Leasing commissions 2/	(0.07)	(0.08)	(0.14)	(0.08)	(0.08)	(0.09)
Rent concessions	(0.05)	(0.17)	(0.05)	(0.05)	(0.06)	(0.08)

Effective rent	4.28	3.55	3.31	3.58	3.18	3.57
Expense stop	(0.54)	(0.36)	(0.18)	(0.20)	(0.09)	(0.27)

Equivalent effective net rent	$3.74	$3.19	$3.13	$3.38	$3.09	$3.30

Average term in years	2.6	3.2	2.6	3.2	4.5	3.2

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$307,534	$1,805,334	$640,867	$517,025	$675,982	$789,348
Rentable square feet	285,706	820,933	630,829	1,131,281	638,376	701,425

Per rentable square foot	$1.08	$2.20	$1.02	$0.46	$1.06	$1.13

Leasing Commissions:
Total dollars committed under signed leases 2/	$64,714	$207,676	$280,486	$338,143	$242,605	$226,725
Rentable square feet	285,706	820,933	630,829	1,131,281	638,376	701,425

Per rentable square foot	$0.23	$0.25	$0.44	$0.30	$0.38	$0.32

Total:
Total dollars committed under signed leases	$372,247	$2,013,010	$921,354	$855,168	$918,587	$1,016,073
Rentable square feet	285,706	820,933	630,829	1,131,281	638,376	701,425

Per rentable square foot	$1.30	$2.45	$1.46	$0.76	$1.44	$1.45

1/	Includes 74K square feet of leases that start in 2006 or later

2/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 16	9/30/04

Leasing Statistics

Retail Portfolio

	Three Months Ended
	9/30/04	6/30/04 1/	3/31/04 2/	12/31/03	09/30/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	18	13	10	9	6	11
Rentable square footage leased	34,300	38,548	37,303	75,947	12,920	39,804
Square footage of Renewal Deals	15,530	17,482	27,219	53,541	—	22,754
Renewed square footage (% of total)	45.3%	45.4%	73.0%	70.5%	0.0%	57.2%
New Leases square footage (% of total)	54.7%	54.6%	27.0%	29.5%	100.0%	42.8%
Average per rentable square foot over the lease term:
Base rent	$26.45	$22.98	$30.87	$12.30	$17.25	$21.97
Tenant improvements	(1.84)	(2.04)	(1.58)	(0.31)	(2.51)	(1.66)
Leasing commissions 3/	(0.56)	(0.32)	(0.31)	(0.14)	(1.28)	(0.52)
Rent concessions	(0.04)	0.00	(0.06)	0.00	0.00	(0.02)

Effective rent	24.01	20.62	28.92	11.85	13.46	19.77
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$24.01	$20.62	$28.92	$11.85	$13.46	$19.77

Average term in years	5.7	8.0	6.1	6.8	4.8	6.3

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$403,309	$800,125	$866,975	$239,110	$158,000	$493,504
Rentable square feet	34,300	38,548	37,303	75,947	12,920	39,804

Per rentable square foot	$11.76	$20.76	$23.24	$3.15	$12.23	$12.40

Leasing Commissions:
Total dollars committed under signed leases 3/	$86,458	$34,423	$28,206	$17,212	$36,392	$40,538
Rentable square feet	34,300	38,548	37,303	75,947	12,920	39,804

Per rentable square foot	$2.52	$0.89	$0.76	$0.23	$2.82	$1.02

Total:
Total dollars committed under signed leases	$489,767	$834,548	$895,181	$256,322	$194,392	$534,042
Rentable square feet	34,300	38,548	37,303	75,947	12,920	39,804

Per rentable square foot	$14.28	$21.65	$24.00	$3.38	$15.05	$13.42

1/	Includes 6K square feet of leases that start in 2006 or later

2/	Includes 16K square feet of leases that start in 2006 or later

3/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 17	9/30/04

Leasing Statistics by Market

For the Three Months ended September 30, 2004

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Tampa	265,927	5.1	$17.15	$13.89	$3.38
Raleigh	180,251	3.3	15.46	7.76	1.79
Richmond	153,863	4.1	14.95	3.80	1.82
Orlando	150,644	1.0	18.01	0.11	0.56
Greenville	124,498	3.7	18.98	5.05	1.51
Atlanta	121,099	4.8	11.54	9.51	2.13
Charlotte	90,365	3.5	12.92	7.12	1.50
Nashville	85,770	3.6	17.05	3.96	1.29
Memphis	78,969	4.5	17.04	3.78	1.99
Piedmont Triad	45,528	2.4	15.28	6.26	0.72
Kansas City	42,681	3.0	18.66	3.98	2.75
Columbia	28,982	3.7	18.12	8.40	3.45

	1,368,577	3.7	$16.31	$6.91

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF2/
Piedmont Triad	129,408	2.1	$4.54	$0.73	$0.01
Atlanta	120,174	3.2	3.81	0.87	0.22
Charlotte	16,414	2.1	7.37	2.81	0.07
Raleigh	11,240	0.7	6.95	0.00	0.00
Greenville	8,470	5.6	10.32	7.32	2.30

	285,706	2.6	$4.68	$1.08

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	34,300	5.7	$26.41	$11.76	$2.52

	34,300	5.7	$26.41	$11.76	$2.52

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Total lease commisions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Highwoods Properties, Inc.	Page 18	9/30/04

Rental Rate Comparisons by Market

For the Three Months ended September 30, 2004

Office Portfolio 1/

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Tampa	265,927	$17.15	$17.51	-2.1%
Raleigh	180,251	15.46	18.78	-17.7%
Richmond	153,863	14.95	14.06	6.3%
Orlando	150,644	18.01	13.47	33.7%
Greenville	124,498	18.98	19.22	-1.2%
Atlanta	121,099	11.54	12.63	-8.6%
Charlotte	90,365	12.92	14.21	-9.1%
Nashville	85,770	17.05	17.75	-3.9%
Memphis	78,969	17.04	18.91	-9.9%
Piedmont Triad	45,528	15.28	15.55	-1.7%
Kansas City	42,681	18.66	18.46	1.1%
Columbia	28,982	18.12	17.10	5.9%

	1,368,577	$16.31	$16.47	-1.0%

Cash Rent Growth	1,368,577	$16.06	$17.78	-9.7%

Industrial Portfolio

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Piedmont Triad	129,408	$4.54	$4.39	3.5%
Atlanta	120,174	3.81	4.28	-11.0%
Charlotte	16,414	7.37	8.03	-8.2%
Raleigh	11,240	6.95	6.89	0.9%
Greenville	8,470	10.32	10.00	3.2%

	285,706	$4.68	$4.84	-3.4%

Cash Rent Growth	285,706	$4.55	$5.18	-12.1%

Retail Portfolio

Market	Rentable Square Feet Leased	GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Kansas City	34,300	$26.41	$25.71	2.7%

	34,300	$26.41	$25.71	2.7%

Cash Rent Growth	34,300	$25.44	$24.88	2.2%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Highwoods Properties, Inc.	Page 19	9/30/04

Lease Expirations

September 30, 2004

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
Remainder of 2004 3/	630,576	3.1%	$11,157	$17.69	3.1%
2005	3,300,589	16.2%	61,179	18.54	17.0%
2006	3,294,361	16.2%	61,417	18.64	17.1%
2007	2,089,231	10.3%	35,311	16.90	9.8%
2008	3,182,194	15.6%	51,953	16.33	14.5%
2009	2,701,406	13.3%	45,441	16.82	12.7%
2010	1,532,968	7.5%	30,856	20.13	8.6%
2011	1,316,848	6.5%	23,253	17.66	6.5%
2012	690,449	3.4%	13,402	19.41	3.7%
2013	553,028	2.7%	9,214	16.66	2.6%
2014 and thereafter	1,058,144	5.2%	15,805	14.94	4.4%

	20,349,794	100.0%	$358,988	$17.64	100.0%

Industrial:
Remainder of 2004 4/	505,287	7.0%	$2,018	$3.99	6.0%
2005	1,839,198	25.6%	8,134	4.42	24.1%
2006	993,823	13.8%	5,147	5.18	15.2%
2007	1,891,322	26.4%	8,706	4.60	25.7%
2008	368,823	5.1%	1,982	5.37	5.9%
2009	620,951	8.6%	3,489	5.62	10.3%
2010	131,040	1.8%	592	4.52	1.8%
2011	152,742	2.1%	724	4.74	2.1%
2012	109,840	1.5%	435	3.96	1.3%
2013	102,384	1.4%	613	5.99	1.8%
2014 and thereafter	485,779	6.7%	1,948	4.01	5.8%

	7,201,189	100.0%	$33,788	$4.69	100.0%

1/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

3/	Includes 149,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue

4/	Includes 165,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

Note: 2004 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Highwoods Properties, Inc.	Page 20	9/30/04

Lease Expirations

September 30, 2004

(Continued)

Dollars in thousands
Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
Remainder of 2004 2/	25,582	1.9%	$495	$19.35	1.4%
2005	110,594	8.3%	2,719	24.59	7.8%
2006	92,283	6.9%	2,345	25.41	6.8%
2007	76,682	5.8%	2,141	27.92	6.2%
2008	131,003	9.8%	3,705	28.28	10.7%
2009	188,105	14.1%	4,541	24.14	13.1%
2010	71,076	5.3%	2,298	32.33	6.6%
2011	53,833	4.0%	1,800	33.44	5.2%
2012	136,044	10.2%	3,614	26.56	10.4%
2013	108,866	8.2%	2,681	24.63	7.7%
2014 and thereafter	338,686	25.5%	8,330	24.60	24.1%

	1,332,754	100.0%	$34,669	$26.01	100.0%

Total:
Remainder of 2004 3/4/	1,161,445	4.0%	13,670	11.77	3.2%
2005	5,250,381	18.3%	72,032	13.72	16.9%
2006	4,380,467	15.2%	68,909	15.73	16.1%
2007	4,057,235	14.0%	46,158	11.38	10.8%
2008	3,682,020	12.7%	57,640	15.65	13.5%
2009	3,510,462	12.2%	53,471	15.23	12.5%
2010	1,735,084	6.0%	33,746	19.45	7.9%
2011	1,523,423	5.3%	25,777	16.92	6.0%
2012	936,333	3.2%	17,451	18.64	4.1%
2013	764,278	2.6%	12,508	16.37	2.9%
2014 and thereafter	1,882,609	6.5%	26,083	13.85	6.1%

	28,883,737	100.0%	$427,445	$14.80	100.0%

1/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

2/	Includes 19,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue

3/	Includes 333,000 square feet of leases that are on a month to month basis or 1.0% of total annualized revenue

4/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Note: 2004 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Highwoods Properties, Inc.	Page 21	9/30/04

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			12/31/04 2/	03/31/05	06/30/05	09/30/05	Total
Atlanta	RSF		56,920	157,218	77,483	346,395	638,016
	% of Total Office RSF		0.3%	0.8%	0.4%	1.7%	3.1%
	Annualized Revenue	3/	$864	$2,216	$1,315	$5,926	$10,321
	% of Total Office Annl Rev		0.2%	0.6%	0.4%	1.7%	2.9%
Charlotte	RSF		63,245	47,542	132,069	71,651	314,507
	% of Total Office RSF		0.3%	0.2%	0.6%	0.4%	1.5%
	Annualized Revenue	3/	$1,095	$674	$2,378	$1,032	$5,179
	% of Total Office Annl Rev		0.3%	0.2%	0.7%	0.3%	1.4%
Columbia	RSF		3,611	0	1,606	27,437	32,654
	% of Total Office RSF		0.0%	0.0%	0.0%	0.1%	0.2%
	Annualized Revenue	3/	$103	$—	$33	$506	$642
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.1%	0.2%
Greenville	RSF		3,856	12,281	93,974	17,815	127,926
	% of Total Office RSF		0.0%	0.1%	0.5%	0.1%	0.6%
	Annualized Revenue	3/	$133	$275	$901	$324	$1,633
	% of Total Office Annl Rev		0.0%	0.1%	0.3%	0.1%	0.5%
Kansas City	RSF		27,915	48,061	39,983	19,997	135,956
	% of Total Office RSF		0.1%	0.2%	0.2%	0.1%	0.7%
	Annualized Revenue	3/	$572	$1,118	$824	$385	$2,899
	% of Total Office Annl Rev		0.2%	0.3%	0.2%	0.1%	0.8%
Memphis	RSF		39,502	44,610	12,770	136,044	232,926
	% of Total Office RSF		0.2%	0.2%	0.1%	0.7%	1.1%
	Annualized Revenue	3/	$770	$868	$268	$2,751	$4,657
	% of Total Office Annl Rev		0.2%	0.2%	0.1%	0.8%	1.3%
Nashville	RSF		51,013	72,628	98,268	61,848	283,757
	% of Total Office RSF		0.3%	0.4%	0.5%	0.3%	1.4%
	Annualized Revenue	3/	$1,110	$1,483	$2,136	$1,264	$5,993
	% of Total Office Annl Rev		0.3%	0.4%	0.6%	0.4%	1.7%
Orlando	RSF		8,505	6,823	0	150,000	165,328
	% of Total Office RSF		0.0%	0.0%	0.0%	0.7%	0.8%
	Annualized Revenue	3/	$78	$115	$—	$2,781	$2,974
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.8%	0.8%
Piedmont Triad	RSF		20,808	25,658	52,541	109,135	208,142
	% of Total Office RSF		0.1%	0.1%	0.3%	0.5%	1.0%
	Annualized Revenue	3/	$516	$498	$952	$1,644	$3,610
	% of Total Office Annl Rev		0.1%	0.1%	0.3%	0.5%	1.0%
Research Triangle	RSF		136,776	58,611	206,380	136,722	538,489
	% of Total Office RSF		0.6%	0.3%	1.0%	0.7%	2.6%
	Annualized Revenue	3/	$2,205	$1,269	$4,163	$2,700	$10,337
	% of Total Office Annl Rev		0.6%	0.4%	1.2%	0.8%	2.9%
Richmond	RSF		82,530	20,281	56,357	163,736	322,904
	% of Total Office RSF		0.4%	0.1%	0.3%	0.8%	1.6%
	Annualized Revenue	3/	$1,230	$353	$1,082	$3,226	$5,891
	% of Total Office Annl Rev		0.3%	0.1%	0.3%	0.9%	1.6%
Tampa	RSF		134,800	83,416	99,960	91,120	409,296
	% of Total Office RSF		0.7%	0.4%	0.5%	0.4%	2.0%
	Annualized Revenue	3/	$2,476	$1,764	$2,133	$1,896	$8,269
	% of Total Office Annl Rev		0.7%	0.5%	0.6%	0.5%	2.3%
Other	RSF		1,095	0	0	982	2,077
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	3/	$5	$—	$—	$22	$27
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%
Total	RSF		630,576	577,129	871,391	1,332,882	3,411,978
	% of Total Office RSF		3.0%	2.8%	4.3%	6.5%	16.7%
	Annualized Revenue	3/	$11,157	$10,633	$16,185	$24,457	$62,432
	% of Total Office Annl Rev		3.1%	3.0%	4.5%	6.8%	17.4%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Includes 149,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue

3/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 22	9/30/04

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			12/31/04 1/	03/31/05	06/30/05	09/30/05	Total
Atlanta	RSF		85,772	184,331	104,219	177,172	551,494
	% of Total Industrial RSF		1.2%	2.6%	1.4%	2.5%	7.7%
	Annualized Revenue	2/	$411	$644	$415	$873	$2,343
	% of Total Industrial Annl Rev		1.3%	1.9%	1.2%	2.6%	7.0%
Charlotte	RSF		4,712	10,649	10,795	0	26,156
	% of Total Industrial RSF		0.1%	0.1%	0.1%	0.0%	0.4%
	Annualized Revenue	2/	$56	$106	$120	$—	$282
	% of Total Industrial Annl Rev		0.2%	0.3%	0.4%	0.0%	0.8%
Greenville	RSF		4,794	0	0	0	4,794
	% of Total Industrial RSF		0.1%	0.0%	0.0%	0.0%	0.1%
	Annualized Revenue	2/	$59	$—	$—	$—	$59
	% of Total Industrial Annl Rev		0.2%	0.0%	0.0%	0.0%	0.2%
Kansas City	RSF		0	2,018	0	0	2,018
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$17	$—	$—	$17
	% of Total Industrial Annl Rev		0.0%	0.1%	0.0%	0.0%	0.1%
Piedmont Triad	RSF		402,563	928,170	92,444	11,365	1,434,542
	% of Total Industrial RSF		5.6%	12.9%	1.3%	0.2%	19.9%
	Annualized Revenue	2/	$1,427	$3,173	$583	$139	$5,322
	% of Total Industrial Annl Rev		4.2%	9.4%	1.7%	0.4%	15.8%
Research Triangle	RSF		7,446	3,728	3,550	31,911	46,635
	% of Total Industrial RSF		0.1%	0.1%	0.0%	0.4%	0.6%
	Annualized Revenue	2/	$65	$34	$34	$278	$411
	% of Total Industrial Annl Rev		0.2%	0.1%	0.1%	0.8%	1.2%
Total	RSF		505,287	1,128,896	211,008	220,448	2,065,639
	% of Total Industrial RSF		7.0%	15.7%	2.9%	3.1%	28.7%
	Annualized Revenue	2/	$2,018	$3,974	$1,152	$1,290	$8,434
	% of Total Industrial Annl Rev		6.0%	11.8%	3.4%	3.8%	25.0%

1/	Includes 165,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

2/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 23	9/30/04

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2004 2/	2005	2006	2007	Thereafter
Atlanta	RSF		56,920	613,320	333,850	190,130	1,727,555
	% of Total Office RSF		0.3%	3.0%	1.6%	0.9%	8.5%
	Annualized Revenue	3/	$864	$9,941	$5,097	$2,805	$31,516
	% of Total Office Annl Rev		0.2%	2.8%	1.4%	0.8%	8.8%
Charlotte	RSF		63,245	273,529	165,615	126,490	491,051
	% of Total Office RSF		0.3%	1.3%	0.8%	0.6%	2.4%
	Annualized Revenue	3/	$1,095	$4,450	$2,620	$1,915	$7,327
	% of Total Office Annl Rev		0.3%	1.2%	0.7%	0.5%	2.0%
Columbia	RSF		3,611	32,395	58,607	58,951	91,433
	% of Total Office RSF		0.0%	0.2%	0.3%	0.3%	0.4%
	Annualized Revenue	3/	$103	$596	$1,068	$921	$1,405
	% of Total Office Annl Rev		0.0%	0.2%	0.3%	0.3%	0.4%
Greenville	RSF		3,856	125,923	238,253	107,208	537,891
	% of Total Office RSF		0.0%	0.6%	1.2%	0.5%	2.6%
	Annualized Revenue	3/	$133	$1,594	$4,564	$1,592	$7,440
	% of Total Office Annl Rev		0.0%	0.4%	1.3%	0.4%	2.1%
Kansas City	RSF		27,915	131,758	149,135	83,240	403,180
	% of Total Office RSF		0.1%	0.6%	0.7%	0.4%	2.0%
	Annualized Revenue	3/	$572	$2,750	$3,306	$1,768	$9,272
	% of Total Office Annl Rev		0.2%	0.8%	0.9%	0.5%	2.6%
Memphis	RSF		39,502	203,291	127,762	99,861	527,560
	% of Total Office RSF		0.2%	1.0%	0.6%	0.5%	2.6%
	Annualized Revenue	3/	$770	$4,078	$2,516	$1,943	$9,510
	% of Total Office Annl Rev		0.2%	1.1%	0.7%	0.5%	2.6%
Nashville	RSF		51,013	351,206	477,167	231,898	1,568,845
	% of Total Office RSF		0.3%	1.7%	2.3%	1.1%	7.7%
	Annualized Revenue	3/	$1,110	$7,219	$9,739	$4,429	$27,057
	% of Total Office Annl Rev		0.3%	2.0%	2.7%	1.2%	7.5%
Orlando	RSF		8,505	156,823	7,489	23,796	168,693
	% of Total Office RSF		0.0%	0.8%	0.0%	0.1%	0.8%
	Annualized Revenue	3/	$78	$2,896	$181	$440	$3,105
	% of Total Office Annl Rev		0.0%	0.8%	0.1%	0.1%	0.9%
Piedmont Triad	RSF		20,808	227,833	195,448	280,800	1,183,231
	% of Total Office RSF		0.1%	1.1%	1.0%	1.4%	5.8%
	Annualized Revenue	3/	$516	$3,778	$3,319	$3,208	$15,364
	% of Total Office Annl Rev		0.1%	1.1%	0.9%	0.9%	4.3%
Research Triangle	RSF		136,776	511,910	901,713	356,743	1,856,137
	% of Total Office RSF		0.7%	2.5%	4.4%	1.8%	9.1%
	Annualized Revenue	3/	$2,204	$10,545	$15,904	$6,664	$32,619
	% of Total Office Annl Rev		0.6%	2.9%	4.4%	1.9%	9.1%
Richmond	RSF		82,530	332,574	258,266	303,795	707,942
	% of Total Office RSF		0.4%	1.6%	1.3%	1.5%	3.5%
	Annualized Revenue	3/	$1,230	$6,058	$5,128	$4,920	$11,728
	% of Total Office Annl Rev		0.3%	1.7%	1.4%	1.4%	3.3%
Tampa	RSF		134,800	339,045	372,107	213,612	1,731,282
	% of Total Office RSF		0.7%	1.7%	1.8%	1.0%	8.5%
	Annualized Revenue	3/	$2,476	$7,252	$7,752	$4,341	$32,608
	% of Total Office Annl Rev		0.7%	2.0%	2.2%	1.2%	9.1%
Other	RSF		1,095	982	8,949	12,707	40,237
	% of Total Office RSF		0.0%	0.0%	0.0%	0.1%	0.2%
	Annualized Revenue	3/	$5	$22	$224	$363	$975
	% of Total Office Annl Rev		0.0%	0.0%	0.1%	0.1%	0.3%
Total	RSF		630,576	3,300,589	3,294,361	2,089,231	11,035,037
	% of Total Office RSF		3.1%	16.2%	16.2%	10.3%	54.2%
	Annualized Revenue	3/	$11,156	$61,179	$61,418	$35,309	$189,926
	% of Total Office Annl Rev		3.1%	17.0%	17.1%	9.8%	52.9%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Includes 149,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue

3/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 24	9/30/04

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2004 1/	2005	2006	2007	Thereafter
Atlanta	RSF		85,772	708,624	333,292	654,213	978,750
	% of Total Industrial RSF		1.2%	9.8%	4.6%	9.1%	13.6%
	Annualized Revenue	2/	$410	$3,378	$2,017	$3,296	$4,705
	% of Total Industrial Annl Rev		1.2%	10.0%	6.0%	9.8%	13.9%
Charlotte	RSF		4,712	30,422	42,190	30,524	6,081
	% of Total Industrial RSF		0.1%	0.4%	0.6%	0.4%	0.1%
	Annualized Revenue	2/	$56	$317	$379	$299	$57
	% of Total Industrial Annl Rev		0.2%	0.9%	1.1%	0.9%	0.2%
Greenville	RSF		4,794	0	16,081	0	13,820
	% of Total Industrial RSF		0.1%	0.0%	0.2%	0.0%	0.2%
	Annualized Revenue	2/	$59	$—	$201	$—	$58
	% of Total Industrial Annl Rev		0.2%	0.0%	0.6%	0.0%	0.2%
Kansas City	RSF		0	2,018	0	0	1,756
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$17	$—	$—	$20
	% of Total Industrial Annl Rev		0.0%	0.1%	0.0%	0.0%	0.1%
Piedmont Triad	RSF		402,563	1,058,945	590,373	1,206,585	948,825
	% of Total Industrial RSF		5.6%	14.7%	8.2%	16.8%	13.2%
	Annualized Revenue	2/	$1,427	$4,075	$2,432	$5,111	$4,715
	% of Total Industrial Annl Rev		4.2%	12.1%	7.2%	15.1%	14.0%
Research Triangle	RSF		7,446	39,189	11,887	0	22,327
	% of Total Industrial RSF		0.1%	0.5%	0.2%	0.0%	0.3%
	Annualized Revenue	2/	$65	$346	$118	$—	$227
	% of Total Industrial Annl Rev		0.2%	1.0%	0.3%	0.0%	0.7%
Total	RSF		505,287	1,839,198	993,823	1,891,322	1,971,559
	% of Total Industrial RSF		7.0%	25.5%	13.8%	26.3%	27.4%
	Annualized Revenue	2/	$2,017	$8,133	$5,147	$8,706	$9,782
	% of Total Industrial Annl Rev		6.0%	24.1%	15.2%	25.8%	29.0%

1/	Includes 165,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

2/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 25	9/30/04

Customer Diversification 1/

September 30, 2004

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,084,079	20,362	4.76%	6.4
AT&T	541,313	$10,211	2.39%	4.3
Price Waterhouse Coopers	297,795	7,313	1.71%	5.6
State Of Georgia	365,076	7,134	1.67%	4.4
Sara Lee	1,195,383	4,682	1.10%	2.9
IBM	194,934	4,105	0.96%	1.4
Northern Telecom	246,000	3,651	0.85%	3.4
Volvo	270,774	3,502	0.82%	4.8
US Airways	295,046	3,375	0.79%	3.2
Lockton Companies	132,718	3,303	0.77%	10.4
BB&T	229,459	3,234	0.76%	6.9
T-Mobile USA	120,561	3,058	0.72%	1.8
Bank of America	151,633	3,042	0.71%	4.7
ITC Deltacom 3/	147,379	2,987	0.70%	0.6
CHS Professional Services	162,374	2,896	0.68%	2.3
Ford Motor Company	125,989	2,727	0.64%	5.4
MCI	132,208	2,627	0.61%	1.8
IKON	181,361	2,609	0.61%	3.1
Hartford Insurance	116,010	2,508	0.59%	2.1
Aspect Communications	116,692	2,328	0.54%	2.2

	6,106,784	$95,654	22.38%	4.5

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	22.7%
Insurance	9.7%
Manufacturing	8.6%
Telecommunication	8.3%
Finance/Banking	8.0%
Retail Trade	7.0%
Government/Public Administration	6.7%
Health Care and Social Assistance	5.8%
Wholesale Trade	4.4%
Administrative and Support Services	3.7%
Transportation and Warehousing	3.3%
Real Estate Rental and Leasing	3.2%
Other Services (except Public Administration)	2.8%
Accommodation and Food Services	2.5%
Information	2.2%
Educational Services	1.1%

100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

3/	ITC Deltacom (formerly Business Telecom) is located in a property that, as of September 30, 2004, is under contract for sale. The sale is projected for either the fourth quarter of 2004 or the first quarter of 2005.

Highwoods Properties, Inc.	Page 26	9/30/04

Same Property Performance

Dollars in thousands

	Three months ended September		Percentage Change
	2004	2003
Rental revenues	$102,045	$103,063	-1.0%
Straight Line rent	1,710	843	102.8%
Lease termination fees 1/	1,547	1,191	29.9%
Operating expenses	(37,684)	(36,789)	-2.4%

Net operating income	$67,618	$68,308	-1.0%

Average Occupancy	83.0%	82.8%	0.2%

Rentable Square Feet	32,583,000	32,583,000

	Nine months ended September		Percentage Change
	2004	2003
Rental revenues	$305,696	$310,078	-1.4%
Straight Line rent	5,100	4,657	9.5%
Lease termination fees 1/	2,291	2,422	-5.4%
Operating expenses	(110,965)	(108,749)	-2.0%

Net operating income	$202,122	$208,408	-3.0%

Average Occupancy	82.6%	83.0%	-0.5%

Rentable Square Feet	32,583,000	32,583,000

Market	2003 to 2004 3rd Quarter NOI Change	2003 to 2004 YTD NOI Change
Atlanta	-6.5%	-8.7%
Charlotte	-4.8%	-8.2%
Columbia	1.4%	-16.1%
Greenville	0.8%	-3.3%
Kansas City	4.8%	-1.2%
Memphis	-3.8%	-1.9%
Nashville	-1.3%	0.3%
Orlando	-15.5%	-1.7%
Piedmont Triad	-0.9%	-4.8%
Research Triangle	2.5%	1.4%
Richmond	18.7%	7.0%
Tampa	-15.0%	-8.8%

	-1.0%	-3.0%

1/	Excludes WorldCom settlement proceeds of $14.4 million

Highwoods Properties, Inc.	Page 27	9/30/04

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost
First quarter 2004:
Signature Plaza	Orlando	O	03/02/04	274,000
Capital Plaza I	Orlando	O	03/02/04	242,000
Capital Plaza II	Orlando	O	03/02/04	303,000
Landmark I	Orlando	O	03/02/04	226,000
Landmark II	Orlando	O	03/02/04	225,000

				1,270,000	$171,526	2/
Windsor at Metro Center 3/	Orlando	O	03/02/04	88,000	$6,100	3/
Second quarter 2004:
None
Third quarter 2004:
None

				1,358,000	$177,626

Joint Venture Acquisitions
	Market	Type 1/	Date Acquired	Square Footage	Cost
First quarter 2004:
Glenridge 100	Atlanta	O	02/26/04	91,500
Glenridge 200	Atlanta	O	02/26/04	93,900

				185,400	$23,850	4/
Second quarter 2004:
None
Third quarter 2004:
None

1/	The letter “O” represents Office

2/	As discussed in Notes 3 and 18 to the financial statements included in our amended 2003 Form 10K, these five properties held in the MG-HIW LLC joint venture and the related $136.2 million of mortgage debt were consolidated in our statements. In March we acquired our partners 80% interest in the joint venture entity that owns these properties. The $171.5 million amount reflects the $62.5 million to acquire the MG's 80% equity interest and MG"S 80% interest in the $136.2 million related debt.

3/	We purchased our partner’s 50% interest in this Metrowest property.

4/	We purchased a 40% interest in these two properties.

Highwoods Properties, Inc.	Page 28	9/30/04

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Gross Sales Price
First quarter 2004:
Brookside Shopping Center	Kansas City	R	01/29/04	111,800
63rd & Brookside Building	Kansas City	O	01/29/04	7,800

				119,600	$15,250
Northpark I	Raleigh	O	03/28/04	42,300	4,500
Second quarter 2004:
1309 E. Cary Street	Richmond	O	05/21/04	16,000	1,075
Highwoods Preserve III	Tampa	O	06/16/04	176,000	20,190
1035 Fred Drive	Atlanta	I	06/24/04	100,000	2,000
Third quarter 2004:
Sabal Tech Center	Tampa	O	08/10/04	58,600	3,350
Lake Plaza East	Raleigh	O	08/16/04	71,800	5,850

				584,300	$52,215

Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Gross Sales Price
First quarter 2004:
None
Second quarter 2004:
Signature Plaza	Orlando	O	06/28/04	274,000
Capital Plaza I	Orlando	O	06/28/04	242,000
Capital Plaza II	Orlando	O	06/28/04	303,000
Landmark I	Orlando	O	06/28/04	226,000
Landmark II	Orlando	O	06/28/04	225,000

				1,270,000	$126,900	2/
Third quarter 2004:
None

1/	The letters “O” and “R” represent Office and Retail, respectively.

2/	As discussed in Note 4 to the financial statements in our amended 2003 Form 10K, the Company sold a 60% equity interest in the subsidiary that owned these five properties and retained a 40% interest. The $126.9 million amount reflects $41.1 million cash received, net of future payments required to be paid by the Company for leasing and tenant improvements, and $85.8 million representing 60% of the $143 million debt.

Highwoods Properties, Inc.	Page 29	9/30/04

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/04	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In-Process
Center for Disease Control	Atlanta	O	109,000	21,375	—	100%	4Q05	4Q05
Saxon	Richmond	O	112,000	14,829	2,492	100%	3Q05	3Q05
FBI	Tampa	O	112,000	26,634	6,721	100%	3Q05	3Q05

Total or Weighted Average			333,000	$62,838	$9,213	100%

Completed Not Stabilized 2/
National Archives Record Administration	Atlanta	I	350,000	$20,387	$13,991	100%	3Q04	4Q05

Total or Weighted Average			350,000	$20,387	$13,991	100%

Developed for Sale

	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/04	Pre- Sales	Estimated Completion Date
Grove Park Condominiums	Richmond	O	65,000	$6,163	$5,578	80%	4Q04

1/	The letters “O”, and “I” represent Office and Industrial, respectively.

2/	This property contributed $53,000 in Net Operating Income (Property Revenue - Property Expense) in Q3 2004.

Highwoods Properties, Inc.	Page 30	9/30/04

Development Land

September, 2004

Dollars in thousands

		Developable Square Footage			Total Estimated Market Value
Market	Acres	Office	Retail	Industrial
On Balance Sheet:
Research Triangle	365	2,774,000	60,000	162,000	$62,200
Atlanta	249	270,000	1,100,000	1,390,000	35,200
Piedmont Triad	151	787,000	37,000	1,190,000	21,400
Kansas City 1/	87	725,000	91,000	—	22,800
Charlotte	79	771,000	—	—	14,300
Richmond	50	688,000	—	—	9,500
Orlando	49	1,151,000	—	—	13,400
Nashville	48	830,000	—	—	12,900
Baltimore	45	862,000	—	—	15,600
Tampa	31	462,000	—	15,000	12,200
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	10	80,000	—	—	1,200
Columbia	2	20,000	—	—	300

	1,200	9,858,000	1,288,000	2,757,000	$227,000

Deferred or optioned:
Atlanta	25	—	500,000	—
Richmond	11	91,000	—	—

	36	91,000	500,000	—

Total	1,236	9,949,000	1,788,000	2,757,000

1/	Includes 27 acres of residential land

Highwoods Properties, Inc.	Page 31	9/30/04

Unconsolidated Joint Ventures Assets, Debt and Liabilities

September 30, 2004

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$8,237	$612	$1,074
Dallas County Partners I, LP	O/ I	50.0%	44,039	40,976	42,952
Dallas County Partners II, LP	O	50.0%	16,980	21,545	22,611
Dallas County Partners III, LP	O	50.0%	53,630	—	19,245
Fountain Three	O/ I /R	50.0%	33,759	29,101	30,689
RRHWoods, LLC	O/ M	50.0%	81,387	69,828	72,616
Kessinger/Hunter, LLC	—	26.5%	7,929	—	—
4600 Madison Associates, LP	O	12.5%	21,710	16,192	17,254
Highwoods DLF 98/29, LP	O	22.8%	137,646	66,472	68,693
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	112,951	58,497	62,277
Highwoods-Markel Associates, LLC	O	50.0%	50,226	39,597	40,154
MG-HIW Metrowest I, LLC	O	50.0%	—	—	—
MG-HIW Metrowest II, LLC	O	50.0%	—	—	—
Concourse Center Associates, LLC	O	50.0%	14,422	9,564	9,857
Plaza Colonnade, LLC	O/R	50.0%	59,529	48,065	49,874
Highwoods KC Glenridge Office, LP	O	40.0%	24,889	16,500	17,137
Highwoods KC Glenridge Land, LP	O	40.0%	770	250	255
Highwoods KC Orlando, LLC	O	40.0%	220,320	143,000	148,703

Total			$888,424	$560,199	$603,391

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own%	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$4,036	$300	$526
Dallas County Partners I, LP	O/ I	50.0%	22,020	20,488	21,476
Dallas County Partners II, LP	O	50.0%	8,490	10,773	11,306
Dallas County Partners III, LP	O	50.0%	26,815	—	9,623
Fountain Three	O/ I /R	50.0%	16,880	14,551	15,345
RRHWoods, LLC	O/ M	50.0%	40,694	34,914	36,308
Kessinger/Hunter, LLC	—	26.5%	2,101	—	—
4600 Madison Associates, LP	O	12.5%	2,714	2,024	2,157
Highwoods DLF 98/29, LP	O	22.8%	31,397	15,162	15,669
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	48,490	25,113	26,736
Highwoods-Markel Associates, LLC	O	50.0%	25,113	19,799	20,077
MG-HIW Metrowest I, LLC	O	50.0%	—	—	—
MG-HIW Metrowest II, LLC	O	50.0%	—	—	—
Concourse Center Associates, LLC	O	50.0%	7,211	4,782	4,929
Plaza Colonnade, LLC	O/R	50.0%	29,765	24,033	24,937
Highwoods KC Glenridge Office, LP	O	40.0%	9,956	6,600	6,855
Highwoods KC Glenridge Land, LP	O	40.0%	308	100	102
Highwoods KC Orlando, LLC	O	40.0%	88,128	57,200	59,481

Total			$364,118	$235,839	$255,527

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

Highwoods Properties, Inc.	Page 32	9/30/04

Unconsolidated Joint Ventures Income

For the three months ended September 30, 2004

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$643	$430	$13	$116	$84
Dallas County Partners I, LP	50.0%	3,868	1,410	717	478	1,263
Dallas County Partners II, LP	50.0%	1,497	623	554	186	134
Dallas County Partners III, LP	50.0%	53	31	—	1	21
Fountain Three	50.0%	1,723	766	529	374	54
RRHWoods, LLC	50.0%	3,687	1,988	713	806	180
Kessinger/Hunter, LLC	26.5%	1,633	1,193	—	174	266
4600 Madison Associates, LP	12.5%	1,380	548	281	465	86
Highwoods DLF 98/29, LP	22.8%	4,966	1,497	1,128	894	1,447
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	3,536	1,153	1,133	1,016	234
Highwoods-Markel Associates, LLC	50.0%	1,644	375	574	368	327
Concourse Center Associates, LLC	50.0%	526	155	174	83	114
Plaza Colonnade, LLC	50.0%	20	1	—	8	11
Highwoods KC Glenridge Office, LP	40.0%	915	390	204	160	161
Highwoods KC Glenridge Land, LP	40.0%	—	1	—	—	(1)
Highwoods KC Orlando, LLC	40.0%	6,906	2,673	1,862	1,036	1,335

Total		$32,997	$13,234	$7,882	$6,165	$5,716

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$315	$211	$6	$57	$41
Dallas County Partners I, LP	50.0%	1,934	705	359	239	631
Dallas County Partners II, LP	50.0%	749	312	277	93	67
Dallas County Partners III, LP	50.0%	27	16	—	1	10
Fountain Three	50.0%	862	383	265	187	27
RRHWoods, LLC	50.0%	1,845	994	357	403	91
Kessinger/Hunter, LLC	26.5%	433	316	—	46	71
4600 Madison Associates, LP	12.5%	173	69	35	58	11
Highwoods DLF 98/29, LP	22.8%	1,133	341	257	204	331
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	1,519	495	486	436	102
Highwoods-Markel Associates, LLC	50.0%	822	188	287	184	163
Concourse Center Associates, LLC	50.0%	263	78	87	42	56
Plaza Colonnade, LLC	50.0%	10	1	—	4	5
Highwoods KC Glenridge Office, LP	40.0%	366	156	82	64	64
Highwoods KC Glenridge Land, LP	40.0%	—	—	—	—	—
Highwoods KC Orlando, LLC	40.0%	2,762	1,069	745	414	534

Total 1/ 2/		$13,213	$5,334	$3,243	$2,432	$2,204

1/	Highwoods’ Share of JV income shown above does not include the amortization of a $137K deferred gain.

2/	Highwoods’ Share of JV income shown above does not include $290K of reimbursed administrative costs.

Highwoods Properties, Inc.	Page 33	9/30/04

Unconsolidated Joint Ventures Income

For the nine months ended September 30, 2004

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$1,904	$1,286	$40	$340	$238
Dallas County Partners I, LP	50.0%	8,908	4,270	2,021	1,407	1,210
Dallas County Partners II, LP	50.0%	4,626	2,019	1,686	556	365
Dallas County Partners III, LP	50.0%	162	96	—	5	61
Fountain Three	50.0%	5,467	2,402	1,598	1,147	320
RRHWoods, LLC	50.0%	10,489	5,848	1,961	2,536	144
Kessinger/Hunter, LLC	26.5%	4,825	3,591	—	522	712
4600 Madison Associates, LP	12.5%	3,936	1,673	853	1,328	82
Highwoods DLF 98/29, LP	22.8%	14,861	4,287	3,398	2,657	4,519
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	11,088	3,318	3,409	3,132	1,229
Highwoods-Markel Associates, LLC	50.0%	4,988	1,117	1,729	1,103	1,039
MG-HIW Metrowest I, LLC	50.0%	—	5	—	—	(5)
MG-HIW Metrowest II, LLC	50.0%	141	88	39	70	(56)
Concourse Center Associates, LLC	50.0%	1,579	439	523	249	368
Plaza Colonnade, LLC	50.0%	27	3	—	17	7
Highwoods KC Glenridge Office, LP	40.0%	1,999	876	332	374	417
Highwoods KC Glenridge Land, LP	40.0%	—	3	—	—	(3)
Highwoods KC Orlando, LLC	40.0%	7,187	2,752	1,924	1,036	1,475

Total		$82,187	$34,073	$19,513	$16,479	$12,122

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$933	$630	$20	$167	$116
Dallas County Partners I, LP	50.0%	4,453	2,134	1,011	703	605
Dallas County Partners II, LP	50.0%	2,313	1,010	843	278	182
Dallas County Partners III, LP	50.0%	81	48	—	3	30
Fountain Three	50.0%	2,734	1,201	799	574	160
RRHWoods, LLC	50.0%	5,246	2,923	981	1,267	75
Kessinger/Hunter, LLC	26.5%	1,279	952	—	138	189
4600 Madison Associates, LP	12.5%	492	209	107	166	10
Highwoods DLF 98/29, LP	22.8%	3,391	978	775	606	1,032
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	4,760	1,423	1,463	1,344	530
Highwoods-Markel Associates, LLC	50.0%	2,494	559	865	552	518
MG-HIW Metrowest I, LLC	50.0%	—	3	—	—	(3)
MG-HIW Metrowest II, LLC	50.0%	71	44	20	35	(28)
Concourse Center Associates, LLC	50.0%	790	220	262	125	183
Plaza Colonnade, LLC	50.0%	14	2	—	9	3
Highwoods KC Glenridge Office, LP	40.0%	800	350	133	150	167
Highwoods KC Glenridge Land, LP	40.0%	—	1	—	—	(1)
Highwoods KC Orlando, LLC	40.0%	2,876	1,101	770	414	591

Total 1/ 2/		$32,727	$13,788	$8,049	$6,531	$4,359

1/	Highwoods’ Share of JV income shown above does not include the amortization of a $364K deferred gain.

Highwoods Properties, Inc.	Page 34	9/30/04

Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 09/30/04
Dallas County Partners I, LP	50.0%	American Express	7.0%	Sep-09	3,555
Dallas County Partners I, LP	50.0%	American Express	6.9%	Jun-09	7,531
Dallas County Partners I, LP	50.0%	John Hancock Life Insurance Co.	7.6%	Mar-08	3,027
Dallas County Partners I, LP	50.0%	State Farm	7.1%	Oct-08	3,079
Dallas County Partners I, LP	50.0%	State Farm	7.9%	Sep-06	3,053
Dallas County Partners I, LP	50.0%	State Farm	7.5%	May-07	4,421
Dallas County Partners I, LP	50.0%	Bank of America	5.7%	Oct-07	4,031
Dallas County Partners I, LP	50.0%	State Farm	7.5%	Dec-07	5,147
Dallas County Partners I, LP	50.0%	Thrivent	8.5%	Aug-10	1,697
Dallas County Partners I, LP	50.0%	Union Planters	6.3%	Jun-14	3,695
Dallas County Partners I, LP	50.0%	Union Planters	7.2%	Jan-06	497
Dallas County Partners I, LP	50.0%	Bankers Trust	8.0%	Jul-11	1,243

			7.1%		40,976
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%	Jun-13	21,545
Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%	Jan-08	6,096
Fountain Three	50.0%	American Express	6.9%	Jun-09	4,025
Fountain Three	50.0%	Thrivent	8.0%	Oct-10	3,787
Fountain Three	50.0%	Thrivent	7.3%	Apr-09	3,628
Fountain Three	50.0%	Wells Fargo	8.2%	May-08	2,311
Fountain Three	50.0%	Lehman Brothers	8.0%	Jul-09	3,638
Fountain Three	50.0%	Thrivent	7.0%	Sep-12	5,616

			7.5%		29,101
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.8%	Sep-12	27,548
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.1%	Nov-15	5,500
RRHWoods, LLC	50.0%	Bank of America	5.7%	Oct-07	4,085
RRHWoods, LLC	50.0%	Union Planters	6.3%	Jun-14	3,695

			3.9%		69,828
Plaza Colonnade, LLC	50.0%	Wells Fargo	3.5%	Feb-06	29,378
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.4%	Mar-10	1,819
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.0%	Mar-16	4,395
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.9%	Mar-24	12,473

			4.4%		48,065
4600 Madison Associates, LLC	12.5%	State Farm	6.9%	Apr-18	16,192
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.8%	Sep-07	612
Dreilander - Fonds 98/29	22.8%	USG Annuity & Life Company	6.8%	Apr-11	66,472
Dreilander - Fonds 97/26 and 99/32	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%	May-12	58,497
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	7.0%	Jul-10	9,564
KC Consult	40.0%	Met Life	5.2%	Jul-14	143,000
Highwoods - Markel Associates, LLC	50.0%	Principal Life Insurance Company	5.8%	Jan-14	39,597
Highwoods KC Glenridge Office	40.0%	Wachovia	4.8%	Jun-14	16,500
Highwoods KC Glenridge Land	40.0%	Transwestern	0.0%	Feb-05	250

			6.0%		$560,199

Highwoods’ Share of the above					$235,839

Highwoods Properties, Inc.	Page 35	9/30/04

Joint Ventures Portfolio Summary

As of September 30, 2004

Summary by Location:

	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue -Highwoods' Share Only 3/
Market			Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,245,000	92.3%	30.1%	3.8%	1.1%	3.7%	38.7%
Orlando	1,682,000	88.4%	26.4%	—	—	—	26.4%
Atlanta	835,000	85.9%	13.5%	—	—	—	13.5%
Raleigh	455,000	98.6%	3.8%	—	—	—	3.8%
Kansas City	428,000	92.3%	4.1%	—	—	—	4.1%
Piedmont Triad	364,000	100.0%	4.2%	—	—	—	4.2%
Tampa	205,000	99.1%	2.2%	—	—	—	2.2%
Charlotte	148,000	100.0%	0.9%	—	—	—	0.9%
Richmond	413,000	99.8%	5.6%	—	—	—	5.6%
Other	110,000	100.0%	0.6%	—	—	—	0.6%

Total	6,885,000	92.3%	91.4%	3.8%	1.1%	3.7%	100.0%

1/	Excludes Des Moines' apartment units

2/	Excludes Des Moines' apartment occupancy percentage of 96.7%

3/	Annualized Rental Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 36	9/30/04

Joint Ventures Lease Expirations

September 30, 2004

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
Remainder of 2004	243,559	3.8%	$4,669	$19.17	4.0%
2005	675,547	10.5%	11,812	17.49	10.1%
2006	743,844	11.6%	12,588	16.92	10.7%
2007	383,686	6.0%	7,858	20.48	6.7%
2008	1,191,236	18.4%	20,136	16.90	17.3%
2009	897,093	13.9%	16,549	18.45	14.1%
2010	262,691	4.1%	5,026	19.13	4.3%
2011	371,923	5.8%	8,218	22.10	7.0%
2012	324,795	5.0%	7,439	22.90	6.4%
2013	708,066	11.0%	13,740	19.40	11.7%
2014 and thereafter	634,556	9.9%	9,071	14.30	7.7%

	6,436,996	100.0%	$117,106	$18.19	100.0%

1/	Annualized Revenue is September, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12

Highwoods Properties, Inc.	Page 37	9/30/04

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 09/30/04	Pre - Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$71,500	$59,529	76%	4Q04	3Q05
Summit	50%	Des Moines	35,000	3,559	3,190	75%	3Q04	3Q05
Pinehurst	50%	Des Moines	35,000	3,559	3,410	53%	3Q04	3Q05
Sonoma	50%	Des Moines	75,000	9,364	69	0%	2Q05	2Q06

Total or Weighted Average			430,000	$87,982	$66,198	61%

Highwoods’ Share of the above			355,000	$39,309	$33,065	61%

1/	Includes $16.2 million in investment cost that will be funded by tax increment financing

Highwoods Properties, Inc.	Page 38	9/30/04